UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007

FORME CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-10894	75-2180652
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

31200 Via Colinas, Suite 200
Westlake Village, CA 91362
(Address of principal executive offices)

(Registrant's telephone number, including area code) (818) 597-7552

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On September 19, 2007, the Registrant (the “Company”) entered into a Purchase Agreement by and among the Company, one of the Company’s shareholders, Synergy Business Consulting (the “Seller”), and Lomond International, Inc., as agent for several buyers ("Buyers"), and pursuant thereto the several Buyers purchased and the Seller sold, an aggregate of 11,824,200 previously issued and outstanding shares of the Company's restricted common stock, comprising approximately 93.0 % of the issued and outstanding capital stock of the Company, for the aggregate purchase price, including expenses of $650,000 or $0.055 per share. All of the Company's current officers and directors agreed to resign and the Buyers' nominees, Messrs. John Vogel, Robert Scherne and Vincent Finnegan were appointed to fill the vacancies on the Board resulting in connection with the stock purchase transaction.

Item 5.01 Change in Control of the Registrant

Upon the closing of the Purchase, the Buyers acquired an aggregate of 11,824,200 shares of Common Stock, or approximately 93.0 % of the issued and outstanding Common Stock, and attained voting control of the company.

   We are presently authorized to issue 100,000,000 shares of common stock. Prior to the closing, as of September 19, 2007, 12,715,100 shares of common stock were issued and outstanding. After the closing, as of September 19, 2007, there are 12,715,100 shares of Common Stock issued and outstanding.

The following table sets forth certain information, as of September 19, 2007 with respect to the beneficial ownership of the Company’s outstanding common stock. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (3)
Stallion Ventures, LLC	5,812,800	45.72%
Castle Bison, Inc.	1,218,200	9.58%
Menlo Venture Partners, LLC (2)	1,218,200	9.58%
Windermere Insurance Company	1,800,000	14.16%
All officers and directors as a group (3 persons)	0	0

(1)	Except as otherwise indicated, the address of each beneficial owner is 31200 Via Colinas, Suite 200, Westlake Village, CA, 91362.
(2)	The address of this beneficial owner is 4607 Lakeview Canyon Road #222, Westlake Village, CA, 91360.
(3)
Applicable percentage ownership is based on an assumption of 12,715,000 shares of common stock outstanding as of September 19, 2007, together with other securities exercisable or convertible into shares of common stock within 60 days of such date by each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently obtainable or obtainable within 60 days of September 19, 2007 by exercise or conversion of other securities are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The Company was a "shell company", as defined in Rule 12b-2 of the Exchange Act prior to the change of control. In accordance with paragraph (8) of Item 5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10-SB registration statement under the Exchange Act, provided that where such information has been previously reported, the Company may identify the filing in which this disclosure is included instead of including the required disclosure in this Form 8-K. The following Form 10-SB information is provided, with reference to the filing made by the Company in which the information is disclosed, where the information is not included in this report:

Form 10 Item	Description	Filing Where Information Included

Part I-Item 1	Description of Business	Form 10-KSB/A annual report filed on August 1, 2007
Part I-Item 2	Plan of Operation	Form 10-KSB/A annual report filed on August 1, 2007
Part I-Item 3	Security Ownership of Certain Beneficial Owners and Management	Form 10-KSB/A annual report filed on August 1, 2007
Part I-Item 5	Directors and Executive Officers, Promoters and Control Persons	Provided below in this Current Report of Form 8-k
Part I-Item 6	Executive Compensation	Form 10-KSB/A annual report filed on August 1, 2007
Part I-Item 7	Certain Relationships and Related Transactions	Form 10-KSB/A annual report filed on August 1, 2007
Part I-Item 8	Description of Securities	Form 10-KSB/A annual report filed on August 1, 2007
Part II-Item 1	Market Price of and Dividends on Registrant’s Common Equity and Related Stockholder Matters	Form 10-KSB/A annual report filed on August 1, 2007
Part II-Item 2	Legal Proceedings	Form 10-KSB/A annual report filed on August 1, 2007
Part II-Item 3	Changes in and Disagreements with Accountans	Form 10-KSB/A annual report filed on August 1, 2007
Part II-Item 4	Recent Sale of Unregistered Securities	Form 10-KSB/A annual report filed on August 1, 2007
Part II-Item 5	Indemnification of Directors and Officers	Provided below in this Current Report of Form 8-k
Part F/S	Financial Statements	Form 10-KSB/A annual report filed on August 1, 2007
Part III	Exhibits	Form 10-KSB/A annual report filed on August 1, 2007

Changes to the Board of Directors

The following sets forth the names of the current Directors, nominees for Director and executive officers of the Company, and the principal positions with the Company held by such persons. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions due to the limited scope of its operations in the past and the short time elapsed since the Merger, but plans to establish some or all of such committees in the future. All such applicable functions have been performed by the Board of Directors as a whole. There are no family relationships among any of the Directors, nominees or executive officers.

There are no material proceedings known to the Company to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any affiliate of such persons is a party adverse to the Company or has a material interest adverse to the Company. There are no legal proceedings known to the Company that are material to the evaluation of the ability or integrity of any of the Directors or executive officers.

Resigning Directors and Executive Officers

Bartly J. Loethen, President, Treasurer, Secretary, Member of the Board of Directors

Bartly Loethen has been Chairman, Chief Financial Officer, President, Vice President, Secretary, Treasurer and Director of the Company since March 2007. Mr. Loethen is an attorney and founding partner of Synergy Law Group, L.L.C. He practices corporate law. His experience includes working with privately-held companies, public companies, mergers and acquisitions, private placement investments, financing transactions, and licensing matters, as well as general corporate matters. Prior to the practice of law, Mr. Loethen was a Revenue Agent with the Internal Revenue Service. Mr. Loethen holds a B.S. /B.A. in Accounting from the University of Missouri (1986), is a certified public accountant, and received his J.D. from the University of Illinois College of Law (1994).

Director and Executive Officer Nominees

John Vogel, Director

Mr. Vogel has been a director and co-founder of Century 21 Ability, Inc. from the period 1996 to December 2005. Mr. Vogel also served as Chief Executive Officer, President, Secretary and Chairman of the Board of UniPro Financial Services, Inc. until the company successfully merged with China Fires Safety and Protection Group in 2006. Mr. Vogel also serves as an officers and board member of International Imaging Systems, Inc. Mr. Vogel has over 30 years of experience in marketing and sales, including 13 years at World Savings Bank (WSB); VP District and VP Regional Loan Origination and VP Sales Manager and VP of Real Estate (Owned).

Robert Scherne, Director

Mr. Scherne has been the principal of Robert C. Scherne, CPA, PC, since March 2003. Prior to that, Mr. Scherne was employed as an accountant by Merdinger, Fruchter Rosen and Company from December 1993 to December 2002; by Louis Sturz & Co. and its successor firm Grossman, Russo & Shapiro from July 1986 until November 2002; and by L.H. Frishkoff & Co. and its successor firm, A. Uzzo &Co., from July 1978 to June 1986. Mr. Scherne holds a BBA in Accounting from Pace University (New York City), and is an active member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Vincent Finnegan, Director

Mr. Finnegan has been employed by Wells Fargo since August of 2005. Prior to that, Mr. Finnegan was employed by Santa Barbara Bank and Trust. At Santa Barbara Bank and Trust he was responsible for trust development from November of 2004 until January of 2005. Also, Mr. Finnegan served as a Regional Vice President of Sales at Phoenix Life Insurance Group from August of 1999 until October of 2003. Mr. Finnegan holds a Juris Doctorate from Chicago Kent College of Law and an MBA from Iona College Graduate School of Business.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Common Stock Purchase Agreement dated September 19, 2007 among the Registrant, Synergy Business Consulting, LLC and Lomond International, Inc., as agent for the several buyers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forme Capital, Inc.

Dated: September 25, 2007	By: /s/ Bartly J. Loethen
Name: Bartly J. Loethen
Title: President